                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/

      Filed by a party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-11(c) or
                 Section 240.14a-12

                       EBIX.COM, INC.
------------------------------------------------------------------
         (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required
/ /        $125 per Exchange Act Rules 0-ll(c)(1)(ii), 14a-6(i)(1),
           14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously by written preliminary materials.

/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                 EBIX.COM, INC.
                         1900 E. GOLF ROAD, SUITE 1200
                           SCHAUMBURG, ILLINOIS 60173

                            ------------------------

                                October 20, 2000

Dear Stockholder:

    The Annual Meeting of stockholders of ebix.com, Inc. (the "Company") will be held at 10:00 a.m. local time on Monday, November 20, 2000, at the Company's principal executive office, which is located at 1900 E. Golf Road, Suite 1200 in Schaumburg, Illinois.

    The notice of meeting, proxy statement and proxy card are included with this letter. The business of the meeting is described in the attached notice of the meeting.

    It is important that your shares are represented and voted at the Annual Meeting, regardless of the size of your holdings. Regardless of whether you plan to attend, please complete and return the enclosed proxy to ensure that your shares will be represented at the Annual Meeting. If you attend the meeting, you may, of course, withdraw your proxy should you wish to vote in person.

                                          Sincerely,

                                          /s/ RICHARD J. BAUM
                                          --------------------------------------
                                          Richard J. Baum
                                          SENIOR VICE PRESIDENT--FINANCE AND
                                          ADMINISTRATION,
                                          CHIEF FINANCIAL OFFICER AND SECRETARY

                                 EBIX.COM, INC.
                         1900 E. GOLF ROAD, SUITE 1200
                           SCHAUMBURG, ILLINOIS 60173

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 20, 2000

                            ------------------------

    The Annual Meeting of stockholders of ebix.com, Inc., a Delaware corporation (the "Company"), will be held at the principal executive office of the Company, which is located at 1900 E. Golf Road, Suite 1200, in Schaumburg, Illinois, at 10:00 a.m. local time, on Monday, November 20, 2000, for the following purposes:

       (1) To elect 8 directors of the Company, each to serve until the 2001 annual meeting of stockholders.

       (2) To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

    All persons who are stockholders of record at the close of business on October 10, 2000 will be entitled to vote at the Annual Meeting. A list of stockholders as of the close of business on October 10, 2000 will be available for examination by any stockholder during the ten day period preceding the Annual Meeting.

    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. YOU MAY REVOKE THE PROXY AT ANY TIME. IF YOU ARE PRESENT AT THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

                                          By Order of the Board of Directors,

                                          /s/ RICHARD J. BAUM
                                          --------------------------------------
                                          Richard J. Baum
                                          SENIOR VICE PRESIDENT--FINANCE AND
                                          ADMINISTRATION, CHIEF FINANCIAL
                                          OFFICER AND SECRETARY

Dated: October 20, 2000

                                 EBIX.COM, INC.
                         1900 E. GOLF ROAD, SUITE 1200
                           SCHAUMBURG, ILLINOIS 60173

                         ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 20, 2000

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

    This Proxy Statement has information about the Annual Meeting and was prepared by the Company's management for the Board of Directors. The Proxy Statement and proxy were first mailed to stockholders on October 20, 2000.

    You may revoke the proxy at any time before it is exercised at the Annual Meeting. To revoke a proxy, you may send to the Secretary of the Company a letter indicating that you want to revoke your proxy, or you can deliver to the Secretary a duly executed proxy bearing a later date. The last proxy executed by you revokes all previous proxies. In addition, you can attend the Annual Meeting and vote your shares in person. Proxies that are signed and received in time for voting and not revoked, will be voted at the Annual Meeting as directed by you. IF NO DIRECTION IS GIVEN, PROXIES WILL BE VOTED "FOR" ALL OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT. If any other matters properly come before the Annual Meeting, the persons named as proxies in the accompanying proxy card will vote the shares represented by such proxy in accordance with their judgment.

VOTING

VOTING RIGHTS

    The Board of Directors has set October 10, 2000 as the record date for determining stockholders entitled to vote at the Annual Meeting. Holders of the Company's outstanding Common Stock, $.10 par value per share, as of the record date will be entitled to vote at the Annual Meeting. Each share of Common Stock will be entitled to one vote. On October 10, 2000 there were 11,382,182 shares of Common Stock outstanding. There is no right to cumulative voting.

QUORUM REQUIREMENTS

    A quorum of stockholders is necessary to take action at the Annual Meeting. For purposes of voting on the nominees for director, a majority of the shares of Common Stock present in person or by proxy will constitute a quorum of stockholders.

    If you sign and return your proxy card, your shares will be counted to determine if a quorum exists, even if you abstain from voting on the proposal listed on the proxy card (called "abstentions"). If your shares are held in the name of your broker, a bank or other nominee and you do not tell your broker, bank or other nominee how to vote (called "broker non-votes"), the shares will be counted in determining if a quorum of stockholders exists for the proposal to be voted upon. If a quorum is not present or represented by proxy at the Annual Meeting, the stockholders entitled to vote at the meeting may adjourn the Annual Meeting, without notice other than the announcement at the Annual Meeting. If the adjournment is for more than 30 days, or, if after the adjournment a new date is set to determine which stockholders are entitled to notice of the new meeting, a notice of adjourned meeting will be given to each stockholder entitled to vote at the meeting. If there is a quorum at the adjourned new meeting, any business may be transacted which might have been transacted at the original meeting.

VOTE REQUIRED

    Directors are elected by a plurality of the shares of Common Stock, voting together as one group, present in person or by proxy and entitled to vote at the meeting. Abstentions and broker non-votes will not be counted as either a vote "FOR" or "AGAINST" the nominees for director and will have no effect in determining the outcome of the election of directors.

    The person appointed by the Company to act as inspector of election for the Annual Meeting will count the votes at the Annual Meeting.

                             CHANGE IN FISCAL YEAR

    On March 23, 1998, the Board of Directors adopted a resolution to change the Company's fiscal year end to December 31. The change in the fiscal year was effective December 31, 1998. The Company has filed a Form 10-K for the twelve months ended March 31, 1998, a Form 10-Q for each of the three months ended
June 30, 1998 and September 30, 1998, and a Form 10-K for the nine months ended December 31, 1998. The term "1998 transition period" as used throughout this Proxy Statement means the nine month period ended December 31, 1998. The term "fiscal 1998" as used throughout this Proxy Statement means the twelve-month period ended March 31, 1998.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                           CERTAIN BENEFICIAL OWNERS

    The following table sets forth, as of September 29, 2000 (except as otherwise indicated), the ownership of Common Stock by each director of the Company, by each nominee to the Board of Directors, by each current executive officer of the Company, by each of the Named Officers (as defined below), by all current executive officers and directors of the Company as a group, and by all persons known to the Company to be beneficial owners of more than five percent of the Common Stock. The Common Stock is the Company's only outstanding class of voting securities. The information set forth in the table as to the current directors, nominees, and executive officers is based upon information provided to the Company by such persons in connection with the preparation of this Proxy Statement.

                                                                    COMMON STOCK
                                                              -------------------------
                                                                             PERCENT OF
                                                              OWNERSHIP(2)    CLASS(3)
                                                              ------------   ----------
NAME AND POSITION OF BENEFICIAL OWNER(1)
------------------------------------------------------------
Bay Area Micro-Cap Fund, L.P. (4)...........................    1,137,200        10.0%
Coral Partners II, a limited partnership (6)................    1,282,623        11.3%
Roy L. Rogers (7) (15)
  Director..................................................      756,860         6.6%
Wayne William Mills (13)....................................    1,119,400         9.8%
T. Rowe Price Associates (5)................................      751,000         6.6%
Rennes Fondation (8) (14)...................................    2,248,000       19.75%
Yuval Almog
  Director and Chairman of the Board (9)....................    1,344,123        11.8%
William R. Baumel
  Director (10).............................................       37,400       *
Douglas C. Chisholm (15) (17)
  Director..................................................           --       *
Dennis Drislane (15) (16)
  Director..................................................           --       *
Larry G. Gerdes
  Director (11).............................................       82,168       *
Robin Raina
  President and Chief Executive Officer (12)................      187,500         1.6%
William W. G. Rich (15) (18)................................           --       *
Richard J. Baum
  Senior Vice President, Finance and Administration;
  Chief Financial Officer (12)..............................       50,000       *
All directors and executive officers as a group
  (9 persons) (15)..........................................    2,458,051       21.60%

------------------------

 (1) Except where otherwise indicated, the mailing address of each of the stockholders named in the table is c/o ebix.com, Inc. (formerly Delphi Information Systems, Inc.), 1900 Golf Road, Suite 1200, Schaumburg, Illinois 60008.

 (2) Each holder has sole voting and investment power with respect to the shares listed unless otherwise indicated.

 (3) Percentages less than one percent are indicated by an asterisk.

 (4) Of the 1,137,200 shares of Common Stock, 1,046,700 are held by Bay Area Micro-Cap Fund, 79,500 shares of Common Stock are held by Gregory F. Wilbur, a managing member of Bay Area Micro-Cap Management Company, LLC which is the general partner of Bay Area Micro-Cap Fund, L.P., 3,000 shares of Common Stock are held by William A. Smart III, a managing partner of Bay Area Micro-Cap Management Company, LLC which is the general partner of Bay Area Micro-Cap Fund, L.P and 8,000 shares of Common Stock are owned by Smart, Holland Value Fund, L.P of which Mr. William A. Smart III is sole general partner. The address of Bay Area Micro-Cap Fund, L.P is 3056 Whisper Wave Circle, Redwood City, California 94065-8459.

 (5) The 751,000 shares of Common Stock are owned by various individual and institutional investors including T. Rowe Price Small-Cap Value Fund, Inc. which owns 700,000 shares representing 6.1% of the shares outstanding, which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact the beneficial owner of such securities. Price Associates has sole dispositive power for the entire holding of 751,000 shares and has sole voting power for 43,000 shares. The address of Price Associates is 100 East Pratt Street, Baltimore,
    Maryland 21202.

 (6) The address of Coral Partners II is 60 South Sixth Street, Suite 3510, Minneapolis, Minnesota 55402.

 (7) Of the 756,860 shares of Common Stock, 576,860 shares are held by the Roy Family Trust dated January 21, 1981, as amended, 150,000 are held by Roy-Ruth Rogers Unitrust and 30,000 are held by the Roy L Rogers IRA Account. The address of Roy L. Rogers is 2700 Sand Hill Road, Menlo Park, California 94025.

 (8) Share information as of September 29, 2000 from correspondence with the Rennes Fondation. The address of the Rennes Fondation is Aeulestrasse 38, FL 9490 Vaduz Principality Liechtenstein.

 (9) Of the 1,344,123 shares of Common Stock, 1,282,623 shares of Common Stock are held by Coral Partners II, 10,000 shares are held by Coral Group, Inc. Retirement Plan for the benefit of Yuval Almog, 20,000 shares of Common Stock are held by Mr. Almog, 25,500 shares of Common Stock could be purchased by exercising outstanding options within 60 days after September 29, 2000 and 6,000 shares of Common Stock are held by Mr. Almog and his wife who have shared voting and investment power. Mr. Almog is the Managing General Partner of Coral Partners II. Mr. Almog disclaims beneficial ownership of the shares held by Coral Partners II. The address of Mr. Almog is 60 South Sixth Street, Suite 3510, Minneapolis,
    Minnesota 55402.

(10) Of the 37,400 shares of Common Stock, 1,400 shares are held by Coral
    Group, Inc. Retirement Plan for the benefit of William Baumel, 9,000 shares of Common Stock are held by Mr. Baumel, 25,500 shares of Common Stock could be purchased by exercising outstanding options within 60 days after September 29, 2000 and 1,500 shares of Common Stock are held by Mr. Baumel and his wife who have shared voting and investment power. Until mid 2000, Mr. Baumel was a Venture Partner of Coral Partners II. Mr. Baumel disclaims beneficial ownership of the shares held by Coral Partners II. The address of Mr. Baumel is 835 Page Mill Road, Palo Alto, California 94304.

(11) Includes 25,500 shares of Common Stock, which Mr. Gerdes could purchase by exercising outstanding options within 60 days after September 29, 2000. The address of Mr. Gerdes is 3353 Peachtree Road, N.E., Suite 1030, Atlanta, Georgia 30326.

(12) Represents shares of Common Stock subject to stock options, which may be exercised within 60 days after September 29, 2000.

(13) The address for Wayne William Mills is The Colonade, Suite 290, 5500 Wayzata Boulevard, Golden Valley, Minnesota 55439.

(14) Although ownership of 15 percent of the Company's outstanding Common Stock generally is the threshold for becoming an "Acquiring Person" and triggering the Company's Stockholder Rights Plan (the "Rights Plan"), Rennes has advised the Company (and the Board of Directors of the Company has determined) that Rennes's acquisition of ownership exceeding the "Acquiring Person" threshold was inadvertent. Rennes has also advised the Company that it will divest as promptly as practicable, as required by the Rights Plan, a sufficient number of shares of the Company's common stock so as to bring it below the 15 percent ownership level. Accordingly, and assuming such divestiture is effected, Rennes will be deemed under the Rights Plan not to have become an "Acquiring Person" and the Rights Plan will not be triggered as a result of such stockholder's inadvertent actions.

(15) Messrs. Chisholm, Drislane, and Rogers became directors subsequent to September 29, 2000, the date to which information in the table is given. Mr. Rich is a nominee for election to the Board of Directors.

(16) The address for Mr. Drislane is 15 Cypress Point Lane, Newport Beach, California 92660.

(17) Excludes shares of the Company (up to 9.4% of its outstanding common stock) that Hewlett Packard, of which Mr. Chisholm is the Director of Global Innovation Network, can acquire from the Company on exercise of warrants. See "Certain Transactions." The address for Mr. Chisholm is 19410 Homestead Road, MS43UB, Cupertino, California 95014.

(18) The address for Mr. Rich is 5976 South Lake Street, Suite 201, Glen Arbor, Michigan 49636.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

    The Company's Bylaws currently provide that the Board of Directors will consist of no less than three and no more than eight members as established by the Board, which has set the number of directors at seven, effective until the election of directors at the 2000 Annual Meeting and at eight, commencing upon the election of directors at the 2000 Annual Meeting. An entire board of directors, consisting of eight members, will be elected at the Annual Meeting. The directors elected will hold office until their successors are elected, which should occur at the next annual meeting. The eight nominees receiving the highest number of votes will be elected. In the absence of specific instructions, executed proxies which do not indicate for whom votes should be cast or indicate the proxyholders should abstain from voting will be voted FOR the election of the nominees named below as directors. In the event that any nominee is unable or declines to serve as a director (which is not anticipated), the present Board of Directors will propose a substitute nominee.

    Set forth below is information as to each nominee for director, as of October 10, 2000, including age, principal occupation and employment during the past five years, directorships with other publicly-held companies, and period of service as a director of the Company. Mr. Almog, Mr. Baumel, Mr. Chisholm,
Mr. Drislane, Mr. Gerdes, Mr. Raina, and Mr. Rogers, are current members of the Board of Directors.

    YUVAL ALMOG, 50, was elected a director of the Company in September 1991 and was elected Chairman of the Board of Directors on November 30, 1993. Mr. Almog is President of Coral Group, Inc. and Managing Partner of its venture capital partnerships. He joined the Coral Group in 1986 and became its Managing Partner in 1991. Mr. Almog is also a director of RT-Set, Ltd., Tricord System (NASDAQ-TRCD), and various private companies.

    WILLIAM R. BAUMEL, 32, was appointed a director of the Company in July 1996. In mid 2000, Mr. Baumel joined RWI Group as a general partner. RWI Group is an early stage venture capital firm. Mr. Baumel was a partner with Coral Group, specializing in information services and technology investing from 1995 until mid 2000. From 1994 to 1995, Mr. Baumel held various positions with the Private Markets Group of Brinson Partners, Inc., an institutional money manager. Mr. Baumel previously held positions with Proctor & Gamble, a consumer products company, and Deloitte & Touche--San Francisco, an international accounting and consulting firm.

    DOUGLAS C. CHISHOLM, 57, was elected a director of the Company in October 2000. Since July 2000, Mr. Chisholm has served as Director of Global Innovation Network at Hewlett Packard, a provider of computing and imaging solutions and services. From March 1996 until June 2000 he served as Director of World Wide Insurance Solutions Marketing at Hewlett Packard. Mr. Chisholm was

Assistant Vice President of World Wide Insurance Marketing at NCR, a Relationship Technology solutions company, from February 1994 to February 1996.

    DENNIS DRISLANE, 51, was elected a director of the Company in October 2000. Mr. Drislane is a senior vice president of WebMD Corporation, responsible for customer account management. WebMD is an end-to-end Internet healthcare company connecting physicians and consumers to the healthcare industry. From July 1997 to September 2000 Mr. Drislane was senior vice president responsible for customer account management, first with Healtheon and then with Healtheon/WebMD, each of which was in the same business as their successor, WebMD. From 1995 until July of 1997, Mr. Drislane was a divisional vice president for entertainment industry group customer account management at Electronic Data Services (EDS), a computer service company.

    LARRY G. GERDES, 51, was elected a director of the Company in 1985. Since 1991, Mr. Gerdes has been Chief Executive Officer of Transcend Services, Inc. (NASDAQ-TRCR), a provider of outsourced services to hospitals in the health management area. Mr. Gerdes is also a director of Transcend Services, Inc. Prior to Transcend, Mr. Gerdes spent over 14 years in various executive capacities at HBO & Company including serving as Chief Financial Officer of HBO & Company and as Chief Executive Officer of Medical Systems Support, Inc., a wholly owned subsidiary of HBO & Company. Since 1983 Mr. Gerdes has been a general partner of Sand Hill Financial Company, a venture capital partnership. Additionally, since 1991 Mr. Gerdes has been a general partner in Gerdes Huff Investments, a private investment partnership located in Atlanta.

    ROBIN RAINA, 33, was elected a director of the Company in February, 2000. Mr. Raina joined the Company in October 1997 as Vice President--Professional Services and was promoted to Senior Vice President--Sales and Marketing in February 1998. Mr. Raina was promoted to Executive Vice President, Chief Operating Officer in December 1998. Mr. Raina was appointed President effective August 2, 1999 and Chief Executive Officer effective September 23, 1999. Prior to joining the Company, from 1990 to 1997 Mr. Raina held senior management positions for Mindware/BPR serving in Asia and North America. While employed by Mindware/BPR, an international technology consulting firm, Mr. Raina was responsible for managing projects for multinational corporations including setting-up offshore laboratories, building intranets, managing service bureaus and support centers, providing custom programming, and year 2000 conversions. Mr. Raina holds an Industrial Engineering degree from Thapar University in Punjab, India.

    WILLIAM W. G. RICH, 64, has been nominated for election as a director. Since 1989, Mr. Rich has been Chief Executive Officer of Strategic Business Partners, Inc which specializes in mergers, acquisitions, and strategic alliances between financial software developers with a specialty in insurance. Under a contract between Strategic Business Partners, Inc. and Sherwood International LLC, an insurance software and consulting firm, Mr. Rich has served since 1996 as Sherwood's Director of Marketing, Life and Annuities, North America.

    ROY L. ROGERS, 65, was elected a director of the Company in October 2000. Mr. Rogers has served as a general partner of two venture capital limited partnerships, R&W Ventures I (from 1986 to 1993) and II (from 1989 to 1998). In addition, he is a private investor focused on technology companies.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE.

          INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES

    The Board of Directors has a standing Audit Committee that consists exclusively of non-employee directors. The Audit Committee meets with the Company's independent auditors, reviews audit procedures, receives recommendations and reports from the auditors and reviews internal controls. The

Audit Committee currently consists of Mr. Baumel and Mr. Gerdes. The Audit Committee met two times during Fiscal 1999.

    The Board of Directors has a standing Compensation Committee that consists exclusively of non-employee directors. The Compensation Committee is responsible for reviewing and recommending to the full Board of Directors compensation of officers and directors and administration of the Company's various employee benefit plans. The Compensation Committee currently consists of Messrs. Almog (Chairman) and Gerdes. The Compensation Committee met one time during Fiscal 1999.

    The Board of Directors does not have a nominating committee or a committee performing similar functions.

    The Board of Directors held 11 meetings during Fiscal 1999. No director attended fewer than 75 percent of the meetings of the Board of Directors and its committees on which he served.

    Non-employee directors do not receive an annual retainer or any other fees for their service as directors. At the Annual Meeting of Stockholders held September 10, 1998, the stockholders of the Company adopted the Delphi Information Systems, Inc. Non-Employee Director Stock Option Plan (the "1998 Director Option Plan"), under which the Company's non-employee directors, at the time of the plan's adoption, Messrs. Almog, Baumel and Gerdes, each received options to acquire 22,800 shares of common stock. Of the 22,800 shares of common stock: (i) 15,600 shares are exercisable at a price per share of $5.00 at any time prior to September 3, 2006; (ii) 3,600 shares are exercisable at a price per share of $5.94 at any time prior to September 3, 2007 and (iii) 3,600 shares are exercisable at a price per share of $2.91 at any time prior to September 9, 2008. The 1998 Director Option Plan also provides for option grants of 12,000 shares of common stock to non-employee directors upon election or appointment, after the plan's adoption. Under that provision, Messrs. Chisholm, Drislane, and Rogers each have received a grant of 12,000 options to purchase shares of common stock with exercise prices of $3.25, $3.50, and $3.375, respectively.

    In addition, the 1998 Director Option Plan provides for each non-employee director, immediately following each annual meeting of stockholders of the Company, to be granted an option to purchase 3,600 shares of Common Stock at an exercise price per share of 100% of the fair market value of a share of Common Stock on the date of the grant.

                             EXECUTIVE COMPENSATION

    Set forth in the table below is information regarding the annual and long-term compensation for the year ended December 31, 1999, the nine months ended December 31, 1998 and the fiscal year ended March 31, 1998, for the current and former Chief Executive Officers and the other current executive officer (collectively, the "Named Officers"). No other executive officers received salary and bonus compensation in excess of $100,000 in Fiscal 1999.

                           SUMMARY COMPENSATION TABLE

                                                   ANNUAL COMPENSATION                LONG TERM COMPENSATION
                                          -------------------------------------   -------------------------------
NAME AND                       PERIOD      SALARY     BONUS      OTHER ANNUAL     STOCK OPTIONS      ALL OTHER
CURRENT POSITION                 (A)        ($)        ($)      COMPENSATION(B)   (# OF SHARES)   COMPENSATION(C)
----------------              ---------   --------   --------   ---------------   -------------   ---------------
Robin Raina(1)--............  FY 1999     174,519     52,644             --          180,000
  President and Chief         TP 1998     115,385     83,929         55,834           90,000               --
  Executive Officer           FY 1998      66,692     20,000             --           90,000               --

Richard J. Baum(2)--........  FY 1999      93,558     26,250             --          100,000               --
  Senior Vice President--     TP 1998          --         --             --               --               --
  Finance & Administration    FY 1998          --         --             --               --               --
  and Chief Financial
  Officer

W. Max Seybold(3)--.........  FY 1999     155,769     50,300             --               --           59,676
  President and Chief         TP 1998     153,366     80,103        137,044          180,000               --
  Executive Officer           FY 1998      29,423     23,538         91,000          180,000               --

------------------------

(A) Periods designated as "FY 1999" refers to the fiscal year ended
    December 31, 1999, "TP 1998" refers to the nine month 1998 transition period ended December 31, 1998, and "FY 1998" for the twelve month fiscal year ended March 31, 1998, respectively.

(B) Amounts shown in TP 1998 represent reimbursement for relocation expenses. Amounts shown in FY 1998 represent payments to Mr. Seybold for services performed prior to his employment by the Company.

(C) Represents severance payments.

(1) Mr. Raina joined the Company effective October 1997. Mr. Raina was appointed President of the Company August 2, 1999 and Chief Executive Officer of the Company effective September 23, 1999. The bonus shown in the table was paid in 1999 with respect to services in TP 1998. Mr. Raina earned a bonus of $125,000 with respect to services in FY1999 that was paid in 2000.

(2) Mr. Baum joined the Company effective June 1999. Mr. Baum was appointed Senior Vice President--Finance & Administration and Chief Financial Officer on July 21, 1999.

(3) Mr. Seybold joined the Company effective January 9, 1998, resigned as President effective July 31, 1999 and resigned as Chief Executive Officer effective September 15, 1999.

OPTION GRANTS FOR THE YEAR ENDED DECEMBER 31, 1999

    Set forth in the table below is information regarding individual grants of stock options to purchase shares of Common Stock made during the year ended December 31, 1999 to each of the Named Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                        POTENTIAL
                                                                                                     REALIZABLE VALUE
                                                                                                        AT ASSUMED
                                                                                                     ANNUAL RATES OF
                                                                                                    STOCK APPRECIATION
                                                     INDIVIDUAL GRANTS(A)                                FOR TERM
                              ------------------------------------------------------------------   --------------------
                                                     % OF TOTAL OPTIONS
                              NUMBER OF SECURITIES       GRANTED TO       EXERCISE
                               UNDERLYING OPTIONS       EMPLOYEES IN      PRICE PER   EXPIRATION
NAME                               GRANTED(#)           FISCAL YEAR        SHARE $       DATE       5%($)      10%($)
----                          --------------------   ------------------   ---------   ----------   --------   ---------
Robin Raina.................        180,000(1)               24%            6.66        8/4/09     753,489    1,909,488
Richard J. Baum.............        100,000(1)               13%            6.66        8/4/09     418,605    1,060,827
W. Max Seybold..............             --                  --               --            --          --           --

------------------------

(A) All options were granted under the Company's 1996 Stock Incentive Plan.

(1) Granted on August 4, 1999.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

    Set forth in the table below is information regarding the exercise of stock options of Common Stock during the year ended December 31, 1999 by each of the Named Officers and the value as of December 31, 1999 of unexercised stock options of Common Stock.

                               NUMBER OF      VALUE REALIZED       NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                 SHARES      (MARKET PRICE AT     UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                               UNDERLYING     EXERCISE DATE         OPTIONS AT YEAR-END               YEAR-END($)
                                OPTIONS       LESS EXERCISE     ---------------------------   ---------------------------
NAME                          EXERCISED(#)      PRICE)($)       EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                          ------------   ----------------   -----------   -------------   -----------   -------------
Robin Raina.................         --                 --        110,000        250,000        647,829       1,348,286
Richard J. Baum.............         --                 --         25,000         75,000        113,283         339,848
W. Max Seybold..............     78,550            525,282          3,750             --         29,653              --

                              EMPLOYMENT AGREEMENT

    Mr. Baum became the chief financial officer of the Company pursuant to an agreement dated July 15, 1999 among the Company, Mr. Baum, and Tatum CFO Partners, LLP ("Tatum"). Tatum, of which Mr. Baum is a partner, furnishes chief financial officers to businesses. The agreement, which is terminable by any of the parties on 30 days notice, provides that the Company pays Mr. Baum, as an officer and employee of the Company, a monthly salary of $14,593.33, and pays Tatum monthly fees of $2,916.67, for making certain of its resources available to Mr. Baum in his performance of his services to the Company. Under the agreement, the Company also granted options on 100,000 shares of Common Stock to Mr. Baum and 33,333 shares of Common Stock to Tatum, each with an exercise price of $6.66 per share and vesting as the stock price rises. The vesting is 25% at $9, 25% at $12 and 50% at $15. The agreement provides for semi-annual bonuses of up to an aggregate of $35,000 to Mr. Baum (who receives 75% of any such bonus) and Tatum (which receives 25% of any such bonus) based on Mr. Baum's performance, and also provides for certain Company indemnification of Tatum.

                              SEVERANCE AGREEMENT

    Mr. Baum has entered into an Executive Severance Agreement with the Company, dated October 4, 2000, which provides for a severance payment if a change of control of the Company occurs and, within twelve months thereafter, either Mr. Baum's employment is terminated without cause or he resigns due to a demotion or other new and onerous requirement placed on him. Under the Agreement, the severance payment is equal to one year's salary (based on the highest monthly salary earned by Mr. Baum during the twelve months preceding his termination) plus a bonus equal to the fraction of the year worked up to the termination multiplied by the bonus paid to him in the prior year. Under certain circumstances, the Agreement also provides medical insurance subsidies for a period of twelve months and indemnification. Under the Agreement, Mr. Baum will hold the Company's proprietary information confidential and, for a period of twelve months following his termination, will cooperate with the Company and, if the termination results in payment of the Agreement's severance benefits, will be subject to a non-competition agreement. When used in the foregoing summary the terms "cause," "change of control" and "demotion" mean such terms as defined in the agreement.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Compensation Committee are Mr. Almog and Mr. Gerdes. Neither Mr. Almog nor Mr. Gerdes are or have been a Company officer or employee. No Company executive officer currently serves on the Compensation Committee or any similar committee or as a director of another public company.

                              CERTAIN TRANSACTIONS

    Hewlett Packard, of which Mr. Chisholm, a director of the Company, is the Director, Global Innovation Network, entered into an agreement with the Company in August, 1999, under which Hewlett Packard provides technology for the operation of the Company's internet insurance portal, ebix.com, which is co-branded by the Company and Hewlett Packard. The Agreement also provides for the Company and Hewlett Packard to jointly share revenue from all ebix.com transactions. Hewlett Packard acquired warrants exercisable in the first year to purchase up to 4.9% of the Company's outstanding common stock at a price of $15 per share and exercisable in the second year to purchase up to 9.4% of the Company's outstanding common stock at a price of $20 per share. No shares have been purchased under the warrants.

                        REPORT OF COMPENSATION COMMITTEE

    The Compensation Committee of the Board of Directors reviews and makes recommendations to the Board of Directors regarding salaries, compensation and benefits of officers and other key employees of the Company and grants options to purchase Common Stock.

    COMPENSATION PHILOSOPHY. The Company's goals are to reward executives consistent with the Company's performance and to encourage the executives to increase stockholder value. To achieve these goals, the Compensation Committee has adopted the following objectives as guidelines:

    - Display a willingness to pay executives compensation necessary to attract and retain highly qualified executives.

    - Be willing to compensate executives for superior performance or for assuming new responsibilities or new positions within the Company.

    - Take into account historical levels of executive compensation and compensation structures competitive with other similar companies.

    - Implement a balance between short and long-term compensation to complement the Company's annual and long-term business objectives and strategies.

    - Provide different compensation opportunities based on the performance of the Company, encourage stock ownership by executives and align executive compensation with the interests of stockholders.

    COMPENSATION PROGRAM COMPONENTS. The Compensation Committee regularly reviews the Company's compensation program to ensure that pay levels and incentive opportunities are competitive with the market and reflect the performance of the Company. The particular elements of the compensation program for executive officers are further explained below.

    BASE SALARY. The Company's base pay levels are largely determined by evaluating the responsibilities of the position held and the experience of the individual and by comparing the salary scale with companies of similar size and complexity. Actual base salaries are kept within a competitive salary range for each position that is established through job evaluation and market comparisons and approved by the Committee as reasonable and necessary.

    ANNUAL INCENTIVES. The Company has historically awarded cash bonuses to certain salaried employees (including the Named Officers) of the Company. Bonuses are based on various factors, including profitability, revenue growth, management development and other specific performance criteria. The Company awarded bonuses to Mr. Seybold, Mr. Raina, and Mr. Baum and one other executive officer during Fiscal 1999.

    STOCK OPTION PROGRAM. The Compensation Committee strongly believes that by providing those persons who have substantial responsibility over the management and growth of the Company with an opportunity to increase their ownership of the Company's stock, the interests of stockholders and executives will be closely aligned. Therefore, the Company's officers (including the Named Officers) and other key employees are eligible to receive either incentive stock options or nonqualified stock options as the Compensation Committee may determine from time to time, giving them the right to purchase shares of Common Stock at an exercise price equal to 100 percent of the fair market value of the Common Stock at the date of grant. The number of stock options granted to executive officers is based on competitive practices.

    CHIEF EXECUTIVE OFFICER COMPENSATION. Mr. Raina became the Chief Executive Officer of the Company, effective September 23, 1999, having been the Executive Vice President and Chief Operating Officer of the Company commencing in December, 1998. Mr. Raina's compensation during the portion of Fiscal 1999 that he served as Chief Executive Officer was based on the compensation level of his predecessor and the Compensation Committee's general understanding of compensation levels in the marketplace for chief executive officers of comparable public companies.

    In connection with becoming the Chief Executive Officer, Mr. Raina received a grant of options on 180,000 shares of the Company's common stock (with vesting levels dependent on the Company's stock price levels), intended to align a significant portion of his compensation with the performance of the Company's common stock. In addition, and continuing a bonus structure that was established when Mr. Raina was the Executive Vice President and Chief Operating Officer, a potentially substantial part of his compensation (up to 75%) of base salary was contemplated to consist of a bonus, based on success in meeting goals relating to the Company's financial performance, establishment of the ebix.mall website, and hiring of certain officers, and considering such factors, and the limited portion of the year in which he served as Chief Executive Officer, a bonus was paid to Mr. Raina with respect to Fiscal 1999 of $125,000. Mr. Baumel, a director who is not a member of the Compensation Committee, acted with the Committee with respect to Mr. Raina's compensation.

    FORMER CHIEF EXECUTIVE OFFICER COMPENSATION. Mr. Seybold resigned as Chief Executive Officer of the Company effective September 15, 1999. Mr. Seybold's salary during the portion of Fiscal 1999 that he served as Chief Executive Officer was based on his salary in the prior year, and the Compensation Committee's general understanding of compensation levels in the marketplace for chief executive officers of comparable public companies. As part of his compensation with respect to 1999, in December 1998, Seybold received a grant of options of 180,000 and received a bonus of $50,300 in 1999.

    SUMMARY. After its review of all existing programs, the Compensation Committee continues to believe that the total compensation program for executives of the Company is focused on enhancing corporate performance and increasing value for stockholders. The Compensation Committee believes that the compensation of executive officers is properly tied to stock appreciation through awards to be granted under the 1996 Stock Incentive Plan and that executive compensation levels at the Company are competitive with the compensation programs provided by other corporations with which the Company competes.

    The foregoing report has been approved by all members of the Compensation Committee.

    Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's Chief Executive Officer or four other most-highly compensated executive officers. The Compensation Committee has reviewed the possible effect on the Company of Section 162(m), and it does not believe that
Section 162(m) will be applicable to the Company in the foreseeable future, but will review compensation practices as circumstances warrant.

                                          Respectfully submitted,

                                          Yuval Almog

                                          Larry G. Gerdes
                                          William Baumel (solely with respect to
                                          Mr. Raina's Compensation)

                               PERFORMANCE GRAPH

    The line graph below compares the yearly percentage change in cumulative total stockholder return on the Company's Common Stock for the last five fiscal years with the Nasdaq Stock Market stock index and the Nasdaq Computer Data Processing Index. The following graph assumes the investment of $100 on December 31, 1994, and the reinvestment of dividends (rounded to the nearest dollar).

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
       AMONG EBIX.COM, INC. (FORMERLY DELPHI INFORMATION SYSTEMS, INC.), THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE NASDAQ COMPUTER DATA
                                PROCESSING INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                    12/94  12/95  12/96  12/97  12/98  12/99
ebix.com (formerlyDELPHI INFORMATION SYSTEMS, INC)    100    160    160    120    218    287
NASDAQ STOCK MARKET (U.S.)                            100    141    174    213    300    542
NASDAQ COMPUTER; DATA PROCESSING                      100    152    188    231    412    871

                                                               12/94      12/95      12/96      12/97      12/98      12/99
                                                              --------   --------   --------   --------   --------   --------
ebix.com, Inc. (formerly DELPHI INFORMATION SYSTEMS, INC.)..    100        160        160        120        218        287
NASDAQ STOCK MARKET (U.S.)..................................    100        141        174        213        300        542
NASDAQ COMPUTER; DATA PROCESSING............................    100        152        188        231        412        871

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission reports of securities ownership on Form 3 and changes in such ownership on Forms 4 and 5. Officers, directors and more than ten percent beneficial owners also are required by rules promulgated by the Securities and Exchange Commission to furnish the Company with copies of all such Section 16(a) reports that they file. Based solely upon a review of the copies of Forms 3, 4, and 5 furnished to the

Company, the Company believes that during the period from January 1 through December 31, 1999, all of its directors, officers and more-than-ten-percent beneficial owners filed all such reports on a timely basis, except:

    Mr. Robin Raina made a late filing of Form 4 with respect to the Company's grant of options to him to purchase 180,000 shares of the Company's Common Stock.

    Mr. Richard J. Baum made a late filing of Form 3 to report his having become an executive officer with the Company.

    The Company understands that Messrs. Yuval Almog, William Baumel and Larry Gerdes made a late filing of Form 5 with respect to the Company's grant of options to them.

    The Company believes that, on or about May 6, 1999, Bay Area Micro-Cap
Fund, L.P. ("Bay Area") became the beneficial owner of more than 10% of the Company's Common Stock, thereby becoming subject to the reporting requirements under Section 16(a) of the Exchange Act. Although William A. Smart III,
Peter L. Holland and Gregory F. Wilbur, managing members of Bay Area Micro-Cap Management, LLC, the general partner of Bay Area, each made a late filing of Form 3 with respect to Bay Area's acquisition of a more than ten percent ownership position (which was disclosed in such Forms 3), Bay Area has not filed a Form 3 in respect of such ownership position.

    Rennes Fondation has advised the Company that certain of its Section 16(a) filings were not made on a timely basis in 1999, including its Form 3, filed on September 6, 2000 reflecting its having become a 10% beneficial owner of the Company's common stock on June 8, 1999.

                              COST OF SOLICITATION

    The Company will pay for the cost of soliciting proxies, which also includes the preparation, printing, and mailing of this Proxy Statement. The Company will solicit proxies primarily through the mail, but certain Company employees may also solicit proxies by telephone, telegram, telex, telecopy, or personal interview. Employees who solicit proxies for the Company will not receive any additional pay for their services other than their regular compensation. The Company will request brokers and nominees who may hold shares in a stockholder's name to obtain voting instructions from the stockholder and will reimburse the broker or nominee for any expenses incurred in connection therewith. The Company's transfer agent, ChaseMellon Stockholders Services, L.L.C., will assist the Company in the solicitation of proxies from brokers and nominees for a fee of approximately $5,500. The Company will also reimburse the transfer agent for its reasonable out-of-pocket expenses incurred in connection with providing solicitation services.

                                 OTHER BUSINESS

    At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Annual Meeting. If any other business should come before the Annual Meeting, the proxies will be voted in the discretion of the proxyholders.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    On May 10, 1999, the Company advised Arthur Andersen LLP, the Company's independent public accountants who audited the financial statements of the Company for the 1998 transition period, that the Company intended to retain a different independent accounting firm for the audit of its financial statements for the year ending December 31, 1999. The Audit Committee of the Company recommended the action taken with respect to Arthur Andersen LLP. Effective
June 2, 1999, KPMG LLP was engaged by the Company as its new independent principal accountant to audit the Company's consolidated financial statements for the fiscal year ending December 31, 1999, and KPMG was subsequently retained to audit the Company's consolidated financial statements for the fiscal year ended December 31, 2000. The Company's independent public accountants are selected annually by the Audit Committee of the Board of Directors to audit the financial statements of the Company.

    Arthur Andersen's report on the Company's consolidated financial statements for the 1998 transition period, as originally issued, had an explanatory paragraph that stated that the consolidated financial statements of the Company had been prepared assuming that the Company will continue as a going concern. The footnotes to the statements discussed that the going concern comment was necessary because of the effects of a shortfall between the amount then being made available to the Company by its lender under the Company's line of credit and the Company's projected cash requirements. None of the other reports by Arthur Andersen during the past two years contained any adverse opinion or disclaimer of opinion and no other such reports were qualified or modified as to uncertainty, audit scope or account principles.

    There were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure of auditing scope or procedure during the Company's two most recent fiscal years or in the subsequent interim period through May 10, 1999 (the date of termination) which disagreement(s), if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of disagreement(s) in connection with its report, except as follows. In connection with the preparation regarding the 1998 transition period, Arthur Andersen and the Company disagreed regarding the application of the recently adopted SOP 97-2 (regarding revenue recognition for software licenses) to a limited number of the Company's contracts containing extended payment terms. The disagreement was resolved to the satisfaction of Arthur Andersen. Arthur Andersen discussed the subject matter of the disagreement with the Company's management and members of the Company's Audit Committee. The Company has authorized Arthur Andersen to respond fully to inquiries of any successor accountants for the Company regarding such issues.

    Arthur Andersen did not advise the Company during the Company's two most recent fiscal years or in the subsequent interim period through May 10, 1999 (the date of termination);

    (A) that the internal controls necessary for the Company to develop reliable financial statements did not exist;

    (B) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

    (C) (1) of the need to expand significantly the scope of its audit, or that information had come to its attention during the two most recent fiscal years or in the subsequent interim period through May 10, 1999, that if further investigated might (i) materially have impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statement covered by an audit report or (ii) have caused it to be unwilling to rely on management's statements, wherein such case (2) it did not, due to the change in accountants or for any other reason, expand the scope of its audit or conduct such further investigation; or

    (D) that information had come to its attention that it had concluded materially impacts the fairness or reliability of either (1)(i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

    A copy of Arthur Andersen's letter to the Securities and Exchange Commission is filed as an Exhibit to the Company's Current Report on Form 8-K filed
May 14, 1999.

    Prior to engaging KPMG LLP, the Company had not consulted with KPMG LLP during the Company's two most recent fiscal years or in the period since the end of the most recent fiscal year through June 2, 1999, in any matter regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither was a written report provided to the Company nor was oral advice provided that KPMG LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) the subject of either a disagreement or an event described above.

    In April, 2000, after Arthur Andersen LLP requested that its opinions relating to the Company's Financial Statements for the 1998 transition period and fiscal 1998 not be republished, the Company engaged Arthur Andersen LLP to reaudit those financial statements. These financial statements, as reaudited and restated, were included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 1999, as filed with the Securities and Exchange Commission, and enclosed with this Proxy Statement.

    As previously announced by the Company, that reaudit and restatement followed the Company's reexamination of its financial reporting (with the assistance of Arthur Andersen LLP) in response to inquiries from the staff of the Securities and Exchange Commission (SEC). On August 11, 2000, the Company was advised that the SEC has issued a formal Order of Investigation and subpoenaed documents relating to the Company's financial reporting since April 1, 1997, including, in particular, revenue recognition, software development cost capitalization, royalty costs, and classification of cash receipts, which were affected by the restatement.

               STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

    Any stockholder proposal intended to be presented at the Company's 2001 annual meeting of stockholders must be received by the Company at its principal executive offices on or before June 22, 2001, to be included in the Company's proxy statement relating to that meeting. If the Company does not receive notice of a stockholder proposal to be presented at the 2001 meeting (but not included in the Company's proxy material) by September 5, 2001, any proxies returned to the Company can confer discretionary authority to vote on such matters as the proxyholder sees it. If such notice is given by September 5, 2001, such discretionary authority generally may be exercised as to such proposal if the Company includes, in the proxy statement for that meeting, advice on the nature of the proposal and how the Company intends to exercise its discretion.

    PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                          By Order of the Board of Directors,

                                          /s/ RICHARD J. BAUM
                                          --------------------------------------
                                          Richard J. Baum
                                          SENIOR VICE PRESIDENT--FINANCE AND
                                          ADMINISTRATION, CHIEF FINANCIAL
                                          OFFICER AND SECRETARY

October 20, 2000

                                   PROXY

                   SOLICITED BY THE BOARD OF DIRECTORS

                               EBIX.COM, INC.
                      1900 E. GOLF ROAD, SUITE 1200
                        SCHAUMBURG, ILLINOIS 60173

The undersigned hereby appoints Robin Raina and Richard Baum, and each of them, as proxies with power of substitution and revocation, acting by a majority of those present and voting (or if only one is present and voting, then that one) to vote the stock of ebix.com, Inc., (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM CST, on November 20, 2000, and at any adjournment or postponement thereof, with all powers that the undersigned would possess if present, with respect to the following.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL ON THE REVERSE SIDE. PLEASE SIGN EXACTLY AS OWNERSHIP APPEARS ON THIS PROXY. WHERE STOCK IS HELD BY JOINT TENANTS, ALL PARTIES IN THE JOINT TENANCY SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                 TRIANGLE    FOLD AND DETACH HERE     TRIANGLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING ITEM.

                                                          Please mark    /X/
                                                          your vote as
                                                          indicated in
                                                          this example


1. Proposal to elect Yuval Almog, William R. Baumel, Douglas C. Chisholm, Dennis Drislane, Larry G. Gerdes, Robin Raina, William W.G. Rich, and Roy L. Rogers as directors until the next annual meeting of stockholders and until their successors are elected and qualified.

            WITHHOLD           WITHHOLD
            AUTHORITY          AUTHORITY
FOR ALL    TO VOTE FOR      TO VOTE FOR THE
NOMINEES   ALL NOMINEES    FOLLOWING NOMINEES:_________________________________

  /  /        /  /               /  /         _________________________________



                                    ____________________________________, 2000
                                    DATED

                                    __________________________________________
                                    SIGNED

                                    __________________________________________
                                    SIGNATURE IF JOINTLY HELD

                                    IN THEIR DISCRETION, THE PROXIES ARE AUTHO-
                                    RIZED TO VOTE UPON SUCH OTHER BUSINESS AS
                                    MAY PROPERLY COME BEFORE THE ANNUAL
                                    MEETING OR ANY ADJOURNMENT(S) THEREOF.

--------------------------------------------------------------------------------
                 TRIANGLE    FOLD AND DETACH HERE     TRIANGLE


            -----------------------------------------------
                         IMPORTANT INFORMATION
                 PLEASE RETAIN FOR FUTURE REFERENCE
            -----------------------------------------------


                  Your EBIX.COM INC. Shareholder
        information is now available on the Internet through
                    INVESTOR SERVICEDIRECT
       You can now view and transact the following information via a secured Internet site at your convenience

                    - Your account profile information
                    - Your certificate detail
                    - Change your address

                       ****TRY IT OUT****


                   https://vault.chasemellon.com/isd/
                   -----------------------------------
                       INVESTOR SERVICEDIRECT
              AVAILABLE 24 HOURS PER DAY, 7 DAYS PER WEEK

TRANSFER AGENT WEBSITE                   CHASEMELLON SHAREHOLDER SERVICES
                                         WWW.CHASEMELLON.COM

TOLL FREE NUMBER:                        1-800-370-1163